Exhibit 99.1

KAR Holdings, Inc.

Consolidated Statements of Income

(In millions) (Unaudited)

	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006
	KAR	ADESA		IAAI
Operating revenues
ADESA Auction Services	$245.4	$233.6		$—
IAAI Salvage Services	121.7	—		92.5
AFC	31.3	35.9		—

Total operating revenues	398.4	269.5		92.5

Operating expenses
Cost of services (exclusive of depreciation and amortization)	236.3	144.1		65.7
Selling, general and administrative	96.2	63.8		13.6
Depreciation and amortization	59.8	12.6		6.8
Loss related to flood	—	—		0.1	(1)
Aircraft charge	—	3.4	(2)	—
Transaction expenses	—	6.1	(3)	—

Total operating expenses	392.3	230.0		86.2

Operating profit	6.1	39.5		6.3

Interest expense	57.9	6.2		9.2
Other (income) expense, net	(1.1)	(1.6)		(0.1)
Loss on extinguishment of debt	—	—		(0.5	)(4)

Income (loss) from continuing operations before income taxes	(50.7)	34.9		(2.3)

Income taxes	(16.5)	15.0		—

Income (loss) from continuing operations	(34.2)	19.9		(2.3)
Income (loss) from discontinued operations, net of income taxes	(0.1)	(0.1)		—

Net income (loss)	($34.3)	$19.8		($2.3)

(1)	Loss related to the flood at IAAI’s Grand Prairie, Texas facility, which consisted of a loss of vehicles and fixed assets as well as costs to clean up the facility.
(2)	In the fourth quarter 2006, ADESA received notice of ALLETE, Inc.’s election to terminate the Joint Aircraft Ownership and Management Agreement. As a result, ADESA recorded a non-cash pretax charge of $3.4 million representing a reduction of ownership interests in the aircraft and other costs associated with the termination of the agreement.
(3)	Expenses related to the Merger Agreement between ADESA and a group of private equity funds, consisting primarily of legal and professional fees associated with the Merger.
(4)	IAAI amended its credit facilities in June 2006 and incurred a loss related to the write-off of previously deferred issuance costs, fees paid to repay a portion of the original debt and other costs. A portion of the estimated loss was revised in the fourth quarter 2006.

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KAR Holdings, Inc.

Consolidated Statements of Income

(In millions)

	2007			2006
	January 1 – December 31, 2007 (1)	January 1 – April 19, 2007	January 1 – April 19, 2007	January 1 – December 31, 2006		December 26, 2005 – December 31, 2006
	KAR	ADESA	IAAI	ADESA		IAAI
	(Unaudited)	(Unaudited)	(Unaudited)
Operating revenues
ADESA Auction Services	$677.7	$325.4	$—	$959.9		$—
IAAI Salvage Services	330.1	—	114.8	—		332.0
AFC	95.0	45.9	—	144.0		—

Total operating revenues	1,102.8	371.3	114.8	1,103.9		332.0

Operating expenses
Cost of services (exclusive of depreciation and amortization)	627.4	187.3	76.5	563.8		235.8
Selling, general and administrative	242.4	85.5	19.5	259.2		43.0
Depreciation and amortization	126.6	15.9	7.9	46.5		23.9
Loss related to flood	—	—	—	—		3.5 (2)
Aircraft charge	—	—	—	3.4	(3)	—
Transaction expenses	—	24.8 (4)	—	6.1	(4)	—

Total operating expenses	996.4	313.5	103.9	879.0		306.2

Operating profit	106.4	57.8	10.9	224.9		25.8

Interest expense	162.3	7.8	10.0	27.4		30.6
Other (income) expense, net	(7.8)	(1.9)	(0.2)	(6.9)		2.7
Loss on extinguishment of debt	—	—	—	—		1.3 (5)

Income (loss) from continuing operations before income taxes	(48.1)	51.9	1.1	204.4		(8.8)

Income taxes	(10.0)	24.9	1.5	77.6		(1.6)

Income (loss) from continuing operations	(38.1)	27.0	(0.4)	126.8		(7.2)

Loss from discontinued operations, net of income taxes	(0.2)	(0.1)	—	(0.5)		—

Net income (loss)	($38.3)	$26.9	($0.4)	$126.3		($7.2)

(1)	KAR Holdings, Inc. was incorporated on November 9, 2006, but had no operations until the consummation of the Merger on April 20, 2007.
(2)	Loss related to the flood at IAAI’s Grand Prairie, Texas facility, which consisted of a loss of vehicles and fixed assets as well as costs to clean up the facility.
(3)	In the fourth quarter 2006, ADESA received notice of ALLETE, Inc.’s election to terminate the Joint Aircraft Ownership and Management Agreement. As a result, ADESA recorded a non-cash pretax charge of $3.4 million representing a reduction of ownership interests in the aircraft and other costs associated with the termination of the agreement.
(4)	Expenses related to the Merger Agreement between ADESA and a group of private equity funds, consisting primarily of legal and professional fees associated with the Merger. In addition, the January 1 through April 19, 2007 amount included accelerated incentive compensation costs.
(5)	IAAI amended its credit facilities in June 2006 and incurred a loss related to the write-off of previously deferred issuance costs, fees paid to repay a portion of the original debt and other costs.

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KAR Holdings, Inc.

EBITDA and Adjusted EBITDA

EBITDA and Adjusted EBITDA

EBITDA and Adjusted EBITDA, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). They are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to revenues, net income (loss) or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.

EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. The Company calculates Adjusted EBITDA by adjusting EBITDA for the items of income and expense and expected incremental revenue and cost savings as described in the Company’s $1,865 million senior credit facility. Consolidated EBITDA for the quarters ending March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 was $102.9 million, $99.4 million, $88.1 million and $80.4 million, respectively. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about certain covenants required pursuant to the Company’s senior credit facilities and the notes. EBITDA and Adjusted EBITDA measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

Certain of the Company’s loan covenant calculations require financial results for the most recent four consecutive fiscal quarters, with combined results for ADESA and IAAI prior to the merger. The calculation of Adjusted EBITDA (per the credit agreement) for the last twelve months ended December 31, 2007, presented below, includes a pro forma adjustment for anticipated cost savings related to the merger totaling $10.5 million net of realized cost savings. The adjustment relates to anticipated costs savings for redundant selling, general and administrative costs for the salvage operations. The following table reconciles EBITDA and Adjusted EBITDA for the periods presented:

	Three Months Ended				Twelve Months Ended
(In millions) (Unaudited)	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007
Net income (loss)	$38.4	($7.3)	($8.6)	($34.3)	($11.8)
Add back: discontinued operations	0.2	0.1	(0.1)	0.1	0.3

Income from continuing operations	38.6	(7.2)	(8.7)	(34.2)	(11.5)
Add back:
Income taxes	24.6	4.6	3.7	(16.5)	16.4
Interest expense, net of interest income	13.3	46.6	56.3	56.0	172.2
Depreciation and amortization	18.8	32.2	39.6	59.8	150.4

EBITDA	95.3	76.2	90.9	65.1	327.5

Nonrecurring charges	1.1	5.6	5.0	12.3	24.0
Nonrecurring transaction charges	2.4	22.4	—	—	24.8
Noncash charges	5.2	1.0	0.9	9.5	16.6
Advisory services	0.1	0.8	0.9	0.8	2.6

Adjusted EBITDA	104.1	106.0	97.7	87.7	395.5

Pro forma impact of recent acquisitions	1.5	1.7	1.5	—	4.7
Pro forma cost savings per the credit agreement				5.0	5.0

Adjusted EBITDA per the credit agreement	$105.6	$107.7	$99.2	$92.7	$405.2

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KAR Holdings, Inc.

Pro Forma Segment Operating Results

(In millions) (Unaudited)

The following unaudited pro forma condensed segment results of operations for the year ended December 31, 2007 are based on ADESA and IAAI’s unaudited financial statements for the periods from January 1, 2007 to April 19, 2007 and KAR Holdings’ unaudited financial statements for the period from January 1, 2007 to December 31, 2007, as adjusted to combine the financial statements of ADESA Impact and IAAI on a historical basis and to illustrate the estimated pro forma effects of the merger transactions as if they had been consummated on January 1, 2006. The unaudited pro forma condensed segment results of operations for the year ended December 31, 2006 give effect to the merger transactions as if they had been consummated on January 1, 2006. KAR Holdings had no operations during the period of January 1, 2007 to April 19, 2007.

The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma segment operating results do not purport to represent what results of operations would have been had the merger transactions actually occurred on the date indicated and they do not purport to project results for any future period. All pro forma adjustments are described more fully in the notes to the pro forma reconciliations.

ADESA Auction Services
	Pro Forma January 1 – December 31, 2007	Pro Forma January 1 – December 31, 2006
Operating revenues	$965.5	$853.8
Operating expenses
Cost of services (exclusive of depreciation and amortization)	541.5	468.6
Selling, general and administrative	200.5	179.9
Depreciation and amortization	92.5	92.5

Total operating expenses	834.5	741.0

Operating profit	$131.0	$112.8

IAAI Salvage Services
	Pro Forma January 1 – December 31, 2007	Pro Forma January 1 – December 31, 2006
Operating revenues	$482.5	$438.1
Operating expenses
Cost of services (exclusive of depreciation and amortization)	317.9	302.6
Selling, general and administrative	67.4	53.6
Depreciation and amortization	57.3	57.3
Loss related to flood	—	3.5

Total operating expenses	442.6	417.0

Operating profit	$39.9	$21.1

AFC

	Pro Forma January 1 – December 31, 2007	Pro Forma January 1 – December 31, 2006
Operating revenues	$143.0	$141.8
Operating expenses
Cost of services (exclusive of depreciation and amortization)	31.8	28.4
Selling, general and administrative	16.2	16.5
Depreciation and amortization	25.4	25.4

Total operating expenses	73.4	70.3

Operating profit	$69.6	$71.5

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KAR Holdings, Inc.

Pro Forma Segment Operating Result Reconciliations

(In millions) (Unaudited)

ADESA Auction Services

	As Reported January 1 – December 31, 2007 (1)	Pro Forma Adjustments (2)	Pro Forma January 1 – December 31, 2007
Operating revenues	$677.7	$287.8	$965.5
Operating expenses
Cost of services (exclusive of depreciation and amortization)	386.1	155.4	541.5
Selling, general and administrative	142.8	57.7	200.5
Depreciation and amortization	64.6	27.9	92.5

Total operating expenses	593.5	241.0	834.5

Operating profit	$84.2	$46.8	$131.0

IAAI Salvage Services
	As Reported January 1 – December 31, 2007 (1)	Pro Forma Adjustments (2)	Pro Forma January 1 – December 31, 2007
Operating revenues	$330.1	$152.4	$482.5
Operating expenses
Cost of services (exclusive of depreciation and amortization)	219.0	98.9	317.9
Selling, general and administrative	44.9	22.5	67.4
Depreciation and amortization	40.0	17.3	57.3

Total operating expenses	303.9	138.7	442.6

Operating profit	$26.2	$13.7	$39.9

AFC
	As Reported January 1 – December 31, 2007 (1)	Pro Forma Adjustments (2)	Pro Forma January 1 – December 31, 2007
Operating revenues	$95.0	$48.0	$143.0
Operating expenses
Cost of services (exclusive of depreciation and amortization)	22.3	9.5	31.8
Selling, general and administrative	10.7	5.5	16.2
Depreciation and amortization	17.8	7.6	25.4

Total operating expenses	50.8	22.6	73.4

Operating profit	$44.2	$25.4	$69.6

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KAR Holdings, Inc.

Pro Forma Segment Operating Result Reconciliations (Continued)

(In millions) (Unaudited)

Holding Company
	As Reported January 1 – December 31, 2007 (1)	Pro Forma Adjustments (2)	Pro Forma January 1 – December 31, 2007
Operating revenues	$—	$—	$—
Operating expenses
Cost of services (exclusive of depreciation and amortization)	—	—	—
Selling, general and administrative	44.0	20.1	64.1
Depreciation and amortization	4.2	1.8	6.0

Total operating expenses	48.2	21.9	70.1

Operating profit	($48.2)	($21.9)	($70.1)

Consolidated
	As Reported January 1 – December 31, 2007 (1)	Pro Forma Adjustments (2)	Pro Forma January 1 – December 31, 2007
Operating revenues	$1,102.8	$488.2	$1,591.0
Operating expenses
Cost of services (exclusive of depreciation and amortization)	627.4	263.8	891.2
Selling, general and administrative	242.4	105.8	348.2
Depreciation and amortization	126.6	54.6	181.2

Total operating expenses	996.4	424.2	1,420.6

Operating profit	$106.4	$64.0	$170.4

(1)	KAR Holdings, Inc. was incorporated on November 9, 2006, but had no operations until the consummation of the merger transactions on April 20, 2007. As such, these amounts are actually representative of the period April 20, 2007 through December 31, 2007.
(2)	The pro forma adjustments account for several items including:
a)	The revenues, cost of services, selling, general and administrative expenses and depreciation and amortization of ADESA and IAAI were combined for the period prior to the merger transactions – January 1, 2007 through April 19, 2007.
b)	The results of ADESA’s former salvage subsidiary, ADESA Impact, have been removed from the ADESA Auction Services results and included in the IAAI Salvage Services for the period prior to the merger transactions – January 1, 2007 through April 19, 2007.
c)	AFC’s revenue was increased approximately $2.1 million to reflect the adjustment of finance receivables to fair value at January 1, 2006.
d)	Selling, general and administrative expenses were increased to include the sponsor financial advisory fees for the period prior to the merger transactions – January 1, 2007 through April 19, 2007. In addition, certain human resources and information technology costs that ADESA had historically allocated to its segments and certain professional fees historically recorded at the segments were reclassified to the holding company.
e)	Transaction expenses, representing legal and professional fees as well as accelerated incentive compensation costs, were removed from 2007 operating results.
f)	Depreciation and amortization expense was increased as a result of the new basis of property and equipment and intangible assets.

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KAR Holdings, Inc.

Pro Forma Segment Operating Result Reconciliations (Continued)

(In millions) (Unaudited)

ADESA Auction Services
	As Reported January 1 – December 31, 2006 (1)	Pro Forma Adjustments (2)	Pro Forma January 1 – December 31, 2006
Operating revenues	$—	$853.8	$853.8
Operating expenses
Cost of services (exclusive of depreciation and amortization)	—	468.6	468.6
Selling, general and administrative	—	179.9	179.9
Depreciation and amortization	—	92.5	92.5

Total operating expenses	—	741.0	741.0

Operating profit	$—	$112.8	$112.8

IAAI Salvage Services
	As Reported January 1 – December 31, 2006 (1)	Pro Forma Adjustments (2)	Pro Forma January 1 – December 31, 2006
Operating revenues	$—	$438.1	$438.1
Operating expenses
Cost of services (exclusive of depreciation and amortization)	—	302.6	302.6
Selling, general and administrative	—	53.6	53.6
Depreciation and amortization		57.3	57.3
Loss on flood	—	3.5	3.5

Total operating expenses	—	417.0	417.0

Operating profit	$—	$21.1	$21.1

AFC
	As Reported January 1 – December 31, 2006 (1)	Pro Forma Adjustments (2)	Pro Forma January 1 – December 31, 2006
Operating revenues	$—	$141.8	$141.8
Operating expenses
Cost of services (exclusive of depreciation and amortization)	—	28.4	28.4
Selling, general and administrative	—	16.5	16.5
Depreciation and amortization	—	25.4	25.4

Total operating expenses	—	70.3	70.3

Operating profit	$—	$71.5	$71.5

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KAR Holdings, Inc.

Pro Forma Segment Operating Result Reconciliations (Continued)

(In millions) (Unaudited)

Holding Company

	As Reported January 1 – December 31, 2006 (1)	Pro Forma Adjustments (2)	Pro Forma January 1 – December 31, 2006
Operating revenues	$—	$—	$—
Operating expenses
Cost of services (exclusive of depreciation and amortization)	—	—	—
Selling, general and administrative	—	55.1	55.1
Depreciation and amortization	—	6.0	6.0

Total operating expenses	—	61.1	61.1

Operating profit	$—	($61.1)	($61.1)

Consolidated
	As Reported January 1 – December 31, 2006 (1)	Pro Forma Adjustments (2)	Pro Forma January 1 – December 31, 2006
Operating revenues	$—	$1,433.7	$1,433.7
Operating expenses
Cost of services (exclusive of depreciation and amortization)	—	799.6	799.6
Selling, general and administrative	—	305.1	305.1
Depreciation and amortization		181.2	181.2
Loss on flood	—	3.5	3.5

Total operating expenses	—	1,289.4	1,289.4

Operating profit	$—	$144.3	$144.3

(1)	KAR Holdings, Inc. was incorporated on November 9, 2006, but had no operations until the consummation of the merger transactions on April 20, 2007.
(2)	The pro forma adjustments account for several items including:
a)	The revenues, cost of services, selling, general and administrative expenses and depreciation and amortization of ADESA and IAAI were combined.
b)	The results of ADESA’s former salvage subsidiary, ADESA Impact, have been removed from the ADESA Auction Services results and included in the IAAI Salvage Services.
c)	AFC’s revenue was reduced approximately $2.2 million to properly reflect the adjustment of finance receivables to fair value at January 1, 2006.
d)	Selling, general and administrative expenses were increased to include the sponsor financial advisory fees for the 2006 fiscal year. In addition, certain human resources and information technology costs that ADESA had historically allocated to its segments and certain professional fees historically recorded at the segments were reclassified to the holding company. Third, a $3.4 million charge was removed, which represented a reduction of ownership interests in an aircraft used by ADESA and other costs associated with the termination of the agreement.
e)	Transaction expenses, representing legal and professional fees were removed from 2006 operating results.
f)	Depreciation and amortization expense was increased as a result of the new basis of property and equipment and intangible assets.